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                                                                    EXHIBIT 23.1


                          [ARTHUR ANDERSEN LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 29, 2000, included in Powell Industries, Inc.'s Annual Report on Form 10-K for the year ended October 31, 2000, and to all references to our firm included in this Registration Statement.

/s/ Arthur Andersen LLP
    ------------------------------
    ARTHUR ANDERSEN LLP

Houston, Texas
June 22, 2001